FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-30139

THE GABELLI VALUE 25 FUND INC. (the “Fund”)

Supplement dated November 16, 2018, to the Fund’s Summary Prospectus and Prospectus

for Class AAA, Class A, Class C, and Class I shares each dated April 30, 2018

Effective November 19, 2018 (“Effective Date”), the Fund’s initial minimum investment for Class I shares is reduced from $500,000 to $250,000. As of the Effective Date, all references in the Fund’s Summary Prospectus and Prospectus to the minimum initial investment for Class I shares are being deleted and replaced with $250,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE